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                                             [PRINTED ON A RAVENSWOOD STOCK CERTIFICATE]

                                                     [RAVENSWOOD LOGO GOES HERE]

                                                             RAVENSWOOD
                                                            WINERY, INC.
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA


                        NUMBER                                                                              SHARES
                    RW

THIS CERTIFICATE IS TRANSFERABLE IN SAN FRANCISCO, CA,                                                            CUSIP 754438 10 9
NEW YORK CITY, NY, OR RIDGEFIELD PARK, N.J.                                                      SEE REVERSE FOR CERTAIN DEFINITIONS


       -----------------------------------------------------------------------------------------------------------------------

        THIS CERTIFIES THAT




        is the record holder of

       -----------------------------------------------------------------------------------------------------------------------


                                  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

================================================= RAVENSWOOD WINERY, INC. ==========================================================
tranferable  only on the books of the  Corporation by the holder hereof in person or by duly  authorized  Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:                                       [GRAPE LOGO]
          /s/ Justin M. Faggioli                                                     /s/ W. Reed Foster
          SECRETARY                          NOWIMPYWINES                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                         TRANSFER AGENT AND REGISTRAR


                         AUTHORIZED SIGNATURE


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                                                       RAVENSWOOD WINERY, INC.

     The Corporation  will furnish  without charge to each  stockholder  who so requests the powers,  designations,  preferences and relative,  participating,  optional  or other  special  rights of each  class of stock or  series  thereof  and the  qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be directed to the Corporation,  attention of its Secretary, at the Corporation's principal executive offices.


     The following  abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                                             UNIF GIFT MIN ACT-____________ Custodian _______________
TEN ENT -- as tenants by the entireties                                                         (Cust)                   (Minor)
JT TEN  -- as joint tenants with right                                                     under Uniform Gifts to Minors
           of survivorship and not as
           tenants in common                                                              Act_______________________________________
                                                                                                          (State)


                               Additional abbreviations may also be used though not in the above list.

     For value received, ______________________________________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
________________________________________
|                                        |
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________________________   Shares
            of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
 to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________________

                              ______________________________________________________________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By _________________________________________________________________________________
THE  SIGNATURE(S) SHOULD  BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE  MEDALLION PROGRAM), PURSUANT TO  S.E.C.  RULE 17Ad-15.

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